Schedule of Investments January 31, 2020 (Unaudited)

Nuance Concentrated Value Fund

	Shares	Value
COMMON STOCKS - 89.3%
Communication Services - 1.0%
Alphabet, Inc. - Class A *	3,222	$4,616,417
Consumer Staples - 13.0%
Cal-Maine Foods, Inc.	506,957	18,093,295
Diageo PLC - ADR	113,548	17,934,907
Henkel AG & Co. KGaA - ADR	323,154	7,519,794
Sanderson Farms, Inc.	116,884	16,093,758
		59,641,754
Financials # - 26.7%
Charles Schwab Corp.	96,481	4,394,710
Chubb Ltd.	92,203	14,013,934
MetLife, Inc.	232,407	11,552,952
Northern Trust Corp.	44,100	4,313,421
Reinsurance Group of America, Inc.	175,784	25,321,685
TD Ameritrade Holding Corp.	277,208	13,161,836
Travelers Companies, Inc.	230,496	30,337,883
UMB Financial Corp.	102,266	6,796,598
Unum Group	246,761	6,586,051
Valley National Bancorp	622,860	6,558,716
		123,037,786
Healthcare - & 25.1%
Dentsply Sirona, Inc.	249,169	13,953,464
Envista Holdings Corp. *	450,761	13,338,018
ICU Medical, Inc. *	94,877	17,312,206
Johnson & Johnson	129,359	19,257,675
Merit Medical Systems, Inc. *	329,896	12,014,812
Smith & Nephew - ADR	438,525	21,053,585
Universal Health Services, Inc. - Class B	32,858	4,505,161
Wright Medical Group N.V. *	466,557	14,062,028
		115,496,949
Industrials - 10.6%
Amphenol Corp. - Class A	138,056	13,732,430
Lindsay Corp.	90,712	9,073,922
WABCO Holdings, Inc. *	192,880	26,164,172
		48,970,524
Information Technology - 1.2%
ON Semiconductor Corp. *	243,414	5,635,034
Materials - 5.9%
3M Co.	172,541	27,375,355
Real Estate - 5.8%
Equity Commonwealth	809,617	26,547,341
TOTAL COMMON STOCKS
(Cost $384,983,136)		411,321,160

SHORT-TERM INVESTMENT - 13.5%
First American Government Obligations Fund, Class X, 1.49% ^
(Cost $62,176,862)	62,176,862	62,176,862

Total Investments - 102.8%
(Cost $447,159,998)		473,498,022
Other Assets and Liabilities, Net - (2.8)%		(12,817,491)
Total Net Assets - 100.0%		$460,680,531

*	Non-income producing security.
#
The Fund is signficantly invested in this sector and therefore is subject to additional risks.  Changes in governmental regulation, interest rates, domestic and international economics, loan losses, price competition and industry consolidation may affect companies in this sector.

&
The Fund is signficantly invested in this sector and therefore is subject to additional risks.  Companies in this sector are subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection, and product obsolescence.

^	The rate shown is the annualized seven day effective yield as of January 31, 2020.
ADR -	American Depositary Receipt

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$411,321,160	$-	$-	$411,321,160
Short-Term Investment	62,176,862	-	-	62,176,862
Total Investments	$473,498,022	$-	$-	$473,498,022

Refer to the Schedule of Investments for further information on the classification of investments.